EXHIBIT 99.1

LORING WARD HOLDINGS INC. AND SUBSIDIARIES

Consolidated Financial Statements

December 31, 2017

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Directors

Loring Ward Holdings Inc.:

We have audited the accompanying consolidated financial statements of Loring Ward Holdings Inc. and its subsidiaries (the Company), which comprise the consolidated balance sheet as of December 31, 2017, and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Loring Ward Holdings Inc. and its subsidiaries (the Company) as of December 31, 2017, and the results of its operations and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

/s/ KPMG LLP

San Francisco, California

May 31, 2018

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Consolidated Balance Sheet
December 31, 2017

Assets
Current assets:
Cash and cash equivalents	$9,975,135
Accounts receivable	4,570,308
Prepaid expenses	1,775,119
Deposits and other current assets	551,651
Investments in mutual funds	423,342
Notes receivable, short-term	81,164
Total current assets	17,376,719

Fixed assets, net	2,506,376
Notes receivable, long-term	1,124,290
Deferred tax assets, net	557,367
Intangible assets	299,320
Total assets	$21,864,072

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$7,701,552
Notes payable, current	4,000,000
Total current liabilities	11,701,552

Deferred rent	2,687,147
Notes payable, long-term	46,000,000
60,388,699

Stockholders’ equity:
Common Stock	9,620
Additional paid-in capital	1,248,413
Treasury stock, 46,000 shares at cost	(1,726,300)
Retained earnings	(38,056,360)
Total stockholders’ equity	(38,524,627)
Total liabilities and stockholders’ equity	$21,864,072

See accompanying notes to consolidated financial statements.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Consolidated Statement of Income
Year ended December 31, 2017

Revenues:
Wealth management fees	$45,309,548
Service and administration fees	15,673,513
Brokerage commissions	275,176
Change in unrealized gain on investments in mutual funds	47,039
61,305,276

Expenses:
Compensation and benefits	22,231,699
Selling, general and administrative	21,286,039
Depreciation of fixed assets	1,153,647
Amortization of intangible assets	53,000
44,724,385
Operating income	16,580,891

Other income (expense):
Interest expense	(2,406,452)
Interest and dividend income	108,194
Capital gains	413,638
Income from continuing operations before income taxes	14,696,271

Income taxes	6,264,901
Income from continuing operations	8,431,370

Discontinued operations, net of tax benefit of $133,880	(200,959)
Net income	$8,230,411

See accompanying notes to consolidated financial statements.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Consolidated Statement of Changes in Stockholders’ Equity
Year ended December 31, 2017

	Common Stock	Additional Paid-In Capital	Treasury Stock	Retained Earnings	Total Stockholders’ Equity
Balances, December 31, 2016	$9,620	$1,523,561	$(1,434,250)	$(46,286,771)	$(46,187,840)
Net income	—	—	—	8,230,411	8,230,411
Common stock repurchase, 2,500 shares	—	—	(292,050)	—	(292,050)
Stock option repurchase	—	(643,368)	—	—	(643,368)
Stock-based compensation	—	368,220	—	—	368,220
Balances, December 31, 2017	$9,620	$1,248,413	$(1,726,300)	$(38,056,360)	$(38,524,627)

See accompanying notes to consolidated financial statements.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Year ended December 31, 2017

Cash flows from operating activities:
Net income	$8,230,411
Discontinued operation, net of tax expenses	(200,959)
Net income from continuing operations	8,431,370
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Depreciation of fixed assets	1,153,647
Deferred tax assets	1,307,522
Stock compensation	368,220
Amortization of intangible assets	53,000
Change in unrealized gain on investments in mutual funds	(47,039)
Change in assets and liabilities:
Accounts payable and accrued liabilities	(568,757)
Accounts receivable	(28,298)
Notes receivable	(1,205,454)
Deposits and other current assets	131,285
Prepaid expenses	633,168
Deferred rent	(359,790)
Net cash provided by operating activities of continuing operations	9,868,874
Cash provided by operating activities of discontinued operations	(184,096)
Net cash provided by operating activities	9,684,778

Cash flows from financing activities:
Principal payments on note payable	(7,150,394)
Common stock repurchases	(292,050)
Stock option repurchases	(643,368)
Net cash used in financing activities	(8,085,812)

Cash flows from investing activities:
Purchase of fixed assets	(150,255)
Sale of intangible assets	741,870
Purchase of mutual fund shares	(30,000)
Net cash provided by investing activities	561,615
Increase in cash and cash equivalents	2,160,581

Cash and cash equivalents, beginning of year	7,814,554
Cash and cash equivalents, end of year	$9,975,135

Supplemental cash flow information:
Interest paid	$2,406,452
Income taxes paid	$4,349,007

See accompanying notes to consolidated financial statements.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2017

(1)                                 Organization and Nature of Operations

Loring Ward Holdings Inc. (LWHI) is incorporated under the Delaware General Corporation Law. The principal activities of LWHI and its subsidiaries (the Company) consist of investment advisory services and a turnkey asset management program serving independent investment advisors, and their broker dealers and registered investment advisors in the United States. The principal operating subsidiaries of LWHI are:

•                  LWI Financial Inc. (LWIF) is a registered investment adviser under the Investment Advisers Act of 1940. LWIF receives wealth management fees for management of client funds as well as separate fees for certain service and administrative functions offered to mutual fund complexes in which LWIF invests its clients’ assets.

•                  Loring Ward Securities Inc. (LWSI) is a registered broker dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

•                  The Wealth Management Alliance LLC (TWMA) is a registered investment adviser under the Investment Advisers Act of 1940.  TWMA receives wealth management fees for investment advisory, portfolio management, and financial planning services for individuals and businesses.

Unless otherwise indicated, information in these notes to consolidated financial statements relates to continuing operations. One of the Company’s subsidiaries, SNCB002 Inc., has been presented as discontinued. See note 15 for further details.

All of the subsidiaries are wholly owned by LWHI.

(2)                                 Significant Accounting Policies

(a)                                 Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

(b)                                 Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

(c)                                  Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LWHI and its subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

(d)                                 Cash and Cash Equivalents

The Company considers cash and cash equivalents to include cash on hand, demand deposits, and other investments with original maturities of three months or less.

(e)                                  Accounts Receivable

Accounts receivable include the Company’s outstanding wealth management and service and administrative fees at year-end and are recorded at net realizable value. There was no estimated allowance for uncollectible accounts based on the Company’s history of no material write-offs.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2017

Accounts receivable also include the Company’s financial assistance loans to its employees. See note 7 for further details.

(f)                                   Investments in Mutual Funds

Investments in mutual funds can be readily purchased or sold using established markets. The Company has classified these investments as trading securities and they are carried at fair value with changes in fair value recorded in earnings. The fair value is determined based upon the published net asset values per share of the mutual funds. Realized gains and losses on investments sold are recorded on the average cost basis. For the year ended December 31, 2017, the adjustment to fair value resulted in a change in the unrealized gain totaling $47,039 being recorded. Dividend income for such securities is recorded on the ex-dividend date and interest income is recorded using the accrual method of accounting.

(g)                                 Fixed Assets

Fixed assets are recorded at cost. The cost of fixed assets is being depreciated using the following methods and useful lives:

Asset	Basis	Useful Life
Wealth management software	Straight-line	3 years
Office and computer equipment	Straight-line	3-10 years
Furniture and fixtures	Straight-line	3-7 years
Leasehold improvements	Straight-line	Over the shorter of the lease term or the estimated useful life

Expenditures for repairs and maintenance are charged to expense as incurred. The costs of major renewals and betterments are capitalized and depreciated over their estimated useful lives.

The cost and related accumulated depreciation of the assets are removed from the accounts upon disposition and any resulting gain or loss is reflected in the consolidated statement of income.

(h)                                 Intangible Assets

Intangible assets acquired either individually or with a group of other assets are initially recognized and measured at cost. The cost of a group of intangible assets acquired in a transaction, including those acquired in a business combination that meet the specified criteria for recognition apart from goodwill, is allocated to the individual assets acquired based on their relative fair values.

Intangible assets with finite useful lives are amortized over their useful lives. The amortization methods and estimated useful lives of intangible assets are reviewed annually.

As of December 31, 2017, the recorded intangible assets include the customer relationships associated with the assets acquired from Tribeca Advisors, LLC (Tribeca) on May 3, 2010. The intangible assets are being amortized on straight-line basis over its estimated life of 10 years.

(i)                                    Notes Receivable

Notes receivable relates to practice-acquisition financing for certain financial advisors.  They exceed one year and bear interest at a market rate based on the advisor’s credit quality and are recorded at face value.  Interest is recognized over the life of the note.  Amounts collected on notes receivable are included in net cash provided by operating activities in the consolidated statement of cash flows.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2017

On January 1, 2017, TWMA’s book of business acquired from Donald Bailey & Associates was sold to Charleston Investment Advisors, an unrelated party.  The total sale price was secured by a promissory note.

(j)                                    Revenue Recognition

LWIF earns wealth management fees for providing their customers with asset allocation programs. Fees based on the value of assets under management are paid at the beginning of each quarter and earned over each quarterly period. Other revenue for services and administrative fees is recognized as the services are performed.

LWSI earns brokerage fees and commissions on the sale of securities. Commission revenues, net of expenses, are recorded on a trade date basis.

TWMA earns wealth management fees for portfolio management and financial planning services.  Fees based on the value of assets under management are paid at the beginning of each quarter and earned over each quarterly period.

Interest income is recorded using the accrual method of accounting and dividend income is recorded on the ex-dividend date.

(k)                                 Income Taxes

The Company files consolidated U.S. federal and California state income tax returns.  LWIF is subject to income tax in various states and files accordingly.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of change in tax rates is recognized in income in the period that includes the enactment date. Where a deferred tax asset has been recognized, a valuation allowance is established if, based on the weight of available evidence, it is more than likely that the deferred tax asset will not be realized.

In accordance with FASB ASC Subtopic 740-10 — Income Taxes — Overall, the Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. As of December 31, 2017, the Company has not recorded any unrecognized tax benefits.

In November 2015, the FASB issued ASU No. 2015-17 (ASU 2015-17) Balance Sheet Classification of Deferred Taxes, which simplifies the presentation of deferred income taxes. The new standard requires that deferred tax assets and liabilities be classified as noncurrent in a statement of financial position.  The Company early adopted ASU 2015-17 effective December 31, 2016 on a prospective basis. Adoption of this new standard resulted in the Company’s net deferred tax assets were classified as noncurrent on the consolidated balance sheet as of December 31, 2017.

In March 2016, the FASB issued ASU No. 2016-09 (ASU 2016-09) Compensation - Stock Compensation (Topic 718), which simplifies the accounting for income taxes related to stock-based compensation. The new standard is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Early adoption is permitted for any interim or annual period.  The Company is in the process of evaluating the impact of adoption on its financial statements and is not adopting for 2017.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2017

The U.S. Tax Cuts and Jobs Act (Tax Act) was enacted on December 22, 2017 and introduces significant changes to U.S. income tax law. Effective in 2018, the Tax Act reduces the U.S. statutory tax rate from 35% to 21%, requires a remeasuring of our US deferred tax assets and liabilities (along with reassessing the net realizability of our deferred tax assets and liabilities) as of year-end 2017. The reduced tax rate generally should be favorable to the Company by resulting in increased earnings beginning in 2018.

(3)                                 Fixed Assets

Wealth management software	$17,081,609
Computers and equipment	587,599
Furniture and fixtures	2,195,919
Leasehold improvements	3,823,652
Total fixed assets	23,688,779

Accumulated depreciation	(21,182,403)
Net fixed assets	$2,506,376

(4)                                 Intangible Assets

On May 3, 2010, LWIF acquired the assets and contracted retirement consulting services of Tribeca, which was in the business of providing turn-key asset management platform services to financial advisors in the defined-contribution and defined-benefit retirement plan markets. As a result of the acquisition, LWIF’s new retirement plan service is offering a wide range of plan solutions, including 401(k), 403(b), 457(b), Profit Sharing, Defined Benefit, and 401(k)/Defined Benefit services to independent fee-based advisors in a more cost-effective manner. The fair value of the total compensation transferred was $530,000.

The fair value of the acquired identifiable intangible assets of $530,000 is the agreed value of the customer list in the form of a database and the existing customer relationships. Since Tribeca established its relationships with advisors through service agreements, and advisors hire Tribeca as the investment manager for fiduciary oversight on the portfolios, research/education, and portfolio management, its customer relationships with advisors meet the contractual-legal criterion.

These intangible assets are being amortized over 10 years period. Intangible assets as of December 31, 2017 consist of the following:

Customer relationships	$530,000
Others	175,653
Accumulated amortization	(406,333)
$299,320

(5)                                 Prepaid Expenses

Prepaid expenses as of December 31, 2017 consist the following:

Tax installments	$911,438
Other	863,681
$1,775,119

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2017

(6)                                 Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities as of December 31, 2017 consist the following:

Accrued liabilities — bonus	$3,347,724
Accrued liabilities — trade	2,257,273
Accrued liabilities — 401k	650,382
Accounts payable — trade	578,572
Accrued liabilities — vacation	537,355
Other	330,246
$7,701,552

(7)                                 Related-Party Transactions

LWHI and its subsidiaries routinely engage in various financial transactions among themselves and receive credit for the collection of receivables and are charged for the settlement of liabilities through intercompany accounts. All significant intercompany balances and transactions have been eliminated in consolidation.

Subject to approval of the Company’s Loan Committee, the Company provides financial assistance to employees in the form of loans.  These loans bear 4% to 4.5% annual interest. As of December 31, 2017, the loan balance is $198,050 and is included in accounts receivable on the consolidated balance sheet.  Interest received on the loans is included in interest and dividend income on the consolidated income statement.  For the year ended December 31, 2017, total interest received is $18,322.

These transactions are in the normal course of operations and are measured at the exchange amount of consideration established and agreed to by the related parties.

(8)                                 Income Taxes

The income taxes for the year ended December 31, 2017 consists of the following:

Current expenses	$4,823,499
Deferred expenses	1,307,522
$6,131,021

The tax benefit from discontinued operations included in the total income taxes above is of $133,880.

Income tax from continuing operations of $6,264,901 for the year ended December 31, 2017 differs from the amounts computed by applying the U.S. federal tax rate (35%) to pretax income as a result of the following:

Federal statutory income tax rate	35.00%
State and local income taxes, net of federal income tax benefit	4.27
Other	3.42
42.69%

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2017

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2017 are presented below:

Deferred tax assets	$708,055
Book expense accruals in excess of tax	60,989
State taxes	769,044

Deferred tax liabilities:
Tax amortization in excess of book	(211,677)
Net fixed assets	$557,367

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will realize the benefit of these deductible differences at December 31, 2017.

The Company files income tax returns in the United States and various state jurisdictions.  As of December 31, 2017, the federal returns for the years ended 2014 through the current period and the California returns for the years ended 2013 through the current period are still open to examination. The Company is currently not under any income tax examinations by any tax authorities.

(9)                                 Employee Benefit Plans

The Company’s eligible employees participate in the Company’s 401k plan. Under the plan, employees can contribute up to 100% of their compensation subject to statutory limitations. During 2017, the Company contributed $598,293 to the plan and recorded expense, net of the impact of the forfeitures in the period, of $582,737.

(10)                          Stock Compensation Plan

The Company adopted a stock option plan (the “Plan”) on March 1, 2009. The Plan authorizes the board of directors of the Company to grant stock options (“Grant(s)”) from a pool of authorized but unissued shares of common stock of the Company up to 250,000 shares. A Grant may be made with an exercise price no less than the stocks’ fair value at the date of grant. All Grants have a ten-year term and vest pursuant to a five-year vesting schedule, after which point the shares become fully exercisable.

At December 31, 2017, there were 87,750 shares available for the Company to grant under the Plan. The grant date fair value of each Grant is estimated on the date of grant using the Black Scholes Merton option pricing model. The weighted average assumptions for 2017 are provided in the following table. The Company uses the simplified method to estimate the expected term of the option. Since the Company’s shares are not publicly traded and its shares are rarely traded privately, expected volatility is estimated based on the average historical volatility of similar entities with publicly traded shares. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve at the date of grant. Because the Company does not anticipate paying any dividends, dividend yield was not considered in determining the fair value of the stock options.  For the year ended December 31, 2017, the Company recorded compensation expense of $368,220 related to the stock options. Stock option activity during the year indicated is as follows:

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2017

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term
Balance at December 31, 2016	64,250	$41.87	7.46
Granted	48,500	77.73
Forfeited	(8,500)	70.63
Repurchased	(8,000)	35.71
Balance at December 31, 2017	96,250	$57.92	7.63

Exercisable at December 31, 2017	33,950	$33.42

There were 48,500 shares of options granted during the year ended December 31, 2017. There were no Grants exercised during the year ended December 31, 2017.

(11)                          Common Stock

In October 2017, the Company’s board of directors approved a resolution to repurchase 2,500 shares common stock from a shareholder. The repurchase occurred on October 25, 2017 and the cost was recorded under treasury stock.

(12)                          Commitments and Contingencies

(a)                                 Lease Obligations

The Company conducts its operations from three leased facilities. The lease terms for the locations are eight years for the first location, 92 months for the second location, and 38 months for the third location under renewable leases.  The expiration dates are November 6, 2022, August 31, 2023, and February 28, 2018 respectively. Under GAAP all rental payments, including fixed rent increases, less any rental abatements, are recognized on a straight-line basis over the term of the lease. Lease incentives are amortized over the life of the lease on a straight-line basis as an offset to rent expense. The difference of $2,687,147 between GAAP rent expense and the actual lease payments is reflected as deferred rent in the accompanying consolidated balance sheet. Rent expense for the year ended December 31, 2017 is $1,477,951 and included in selling, general and administrative expenses in the accompanying consolidated statement of income. The Company also leases equipment. In most cases, management expects that, in the normal course of business, leases will be renewed or replaced by other leases. Future minimum lease commitments under the facility and equipment operating leases as of December 31, 2017 are as follows:

2018	$1,838,783
2019	1,918,094
2020	1,974,251
2021	2,031,965
2022	1,924,764
Beyond	126,972
Total	$9,814,829

(b)                                 Contingencies

On May 11, 2005, SNBC002 Inc. (Inactive Subsidiary) and Loring Ward International Ltd. (acquired by LWHI in 2009) and two former employees (the “Former Employees”) were named as defendants in a proceeding tracing its roots to over a decade prior whereby a former client is seeking an unspecified amount in damages. The complaint alleged negligence, breach of contract, breach of fiduciary duty, fraud and other causes of action.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2017

On April 19, 2016, the court entered judgment in favor of the defendants and against the plaintiff on all claims. The plaintiff subsequently filed a notice of appeal. The Company believes that it is more likely than not that it will prevail in this litigation; and, no provision has been made in the consolidated financial statements as of December 31, 2017. In the event the judgment is reversed, the Company intends to vigorously defend the action.  Litigation by its nature is subject to uncertainties, and there can be no assurance that the Company, its affiliates, employees and former employees will be successful in obtaining a dismissal of the claims with prejudice, a satisfactory settlement or be successful in a trial on the merits. If the Company is not successful in refuting the appeal, it could be subject to the expense and burden of an extended trial process and a potentially adverse result in a trial, either of which could have a material adverse effect upon the Company.

(13)                          Debt

(a)                                 Line of Credit

In January 2015, the Company entered into a $3,000,000 variable rate revolving line of credit to provide short-term working capital with a variable interest rate equal to Prime Rate as published in the Wall Street Journal plus 0.5%. This line of credit expired on February 10, 2018.

(b)                                 Long-term Note Payable

In January 2016, the Company’s board of directors approved a resolution to repurchase all outstanding class A convertible preferred shares for an amount equivalent to issuance price and to pay the repurchase price by issuing an unsecured nonconvertible promissory note of $64,500,660.  The note bears simple interest at a rate of 4.5% payable quarterly with minimum quarterly principal payments of $1,000,000 and matures on December 31, 2030.  The class A convertible preferred shares were subsequently retired in January 2016.  The balance due of $46,000,000 and $4,000,000 on the note at December 31, 2017 is included in long-term notes payable and current notes payable, respectively, on the consolidated balance sheet.

(14)                          Financial Instruments

(a)                                 Risk Management Activities

Collateral or other security to support financial instruments subject to credit risk is usually not obtained. However, the credit standing of counterparties is constantly monitored.

(b)                                 Fair Values

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•                  Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

•                  Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

•                  Level 3 inputs are unobservable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest-level input that is significant to the fair value measurement in its entirety.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2017

The following tables present the placement in the fair value hierarchy of assets that are measured at fair value on a recurring basis at December 31, 2017:

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$9,975,135	$—	$—	$9,975,135
Investments in mutual funds	423,342	—	—	423,342

(15)                          Discontinued Operations

The Company considers an entity to be classified as discontinued operations when it meets the criteria established under guidance (ASC 205-20 Discontinued Operations) that was effective for the Company on January 1, 2016 related to reporting discontinued operations and disclosures of disposals of components of the Company. Disposals that represent a strategic shift that should have or will have a major effect on the Company’s operations and financial results qualify as discontinued operations. The results of discontinued operations are reported in discontinued operations in the consolidated statement of income for current and prior periods commencing in the period in which the business meets the criteria of a discontinued operation, and include any gain or loss recognized on closing or adjustment of the carrying amount to fair value less cost to sell.

The Company sold its business management businesses that were owned by SNBC002 Inc. in 2006 and reported its operating results under discontinued operations at December 31, 2006. SNCB002 Inc. remains open but inactive at December 31, 2017. The Company does not plan to dissolve SNBC002 Inc. until the pending litigation is settled.  See note 12(b).

The activities from the discontinued operations during the year are as follows:

Legal expenses	$(334,220)
Other	(619)
Income/(loss) from discontinued operations	(334,839)
Tax benefit	133,880
Discontinued operations, net of taxes	$(200,959)

(16)                          Subsequent Events

The Company has evaluated subsequent events from the consolidated balance sheet date through May 31, 2018, the date at which the consolidated financial statements were available to be issued, and determined there are no other items to disclose except as mentioned above.

LORING WARD HOLDINGS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Financial Statements

Nine months ended September 30, 2018 and 2017

1

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
September 30, 2018 and 2017

	2018	2017
Assets
Current assets:
Cash and cash equivalents	$7,493,822	$10,599,169
Accounts receivable	3,779,509	4,572,574
Prepaid expenses	908,036	704,793
Deposits and other current assets	52,652	689,428
Investments in mutual funds	—	408,238
Notes receivable, short-term	520,637	53,773
Total current assets	12,754,656	17,027,975

Fixed assets, net	1,739,805	2,728,529
Notes receivable, long-term	4,582,924	1,151,682
Deferred tax assets, net	737,379	829,676
Intangible assets	259,570	312,570
Total assets	$20,074,334	$22,050,432

Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable and accrued liabilities	$5,776,731	$8,706,703
Notes payable, current	4,000,000	4,040,042
Total current liabilities	9,776,731	12,746,745

Deferred rent	2,388,381	2,788,634
Notes payable, long-term	40,000,000	47,000,000
	52,165,112	62,535,379

Stockholders’ deficit:
Common Stock	9,620	9,620
Additional paid-in capital	1,329,789	1,718,119
Treasury stock, shares at cost – 46,000 and 43,500 at September 30, 2018 and 2017, respectively	(1,726,300)	(1,434,250)
Accumulated deficit	(31,703,887)	(40,778,436)
Total stockholders’ deficit	(32,090,778)	(40,484,947)
Total liabilities and stockholders’ deficit	$20,074,334	$22,050,432

See accompanying notes to the unaudited condensed consolidated financial statements.

2

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Income
Nine months ended September 30, 2018 and 2017

	2018	2017
Revenues:
Wealth management fees	$35,349,273	$33,296,592
Service and administration fees	8,923,186	11,710,329
Brokerage commissions	14,881	191,916
Change in unrealized gain on investments in mutual funds	—	31,935
	44,287,340	45,230,772

Expenses:
Compensation and benefits	18,381,294	16,599,058
Selling, general and administrative	15,010,501	17,063,596
Depreciation of fixed assets	901,612	861,093
Amortization of intangible assets	39,750	39,750
	34,333,157	34,563,497
Operating income	9,954,183	10,667,275

Other income (expense):
Interest expense	(1,553,548)	(1,827,986)
Interest and dividend income	145,284	85,614
Capital gains	8,590	413,185
Income from continuing operations before income taxes	8,554,509	9,338,088

Income taxes	2,350,029	3,811,374
Income from continuing operations	6,204,480	5,526,714

Discontinued operations, net of tax benefits (expenses)	147,993	(18,379)
Net income	$6,352,473	$5,508,335

See accompanying notes to the unaudited condensed consolidated financial statements.

3

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Changes in Stockholders’ Deficit
Nine months ended September 30, 2018 and 2017

	Common Stock	Additional Paid-In Capital	Treasury Stock	Accumulated Deficit	Total Stockholders’ Deficit
Balances, December 31, 2016	$9,620	$1,523,561	$(1,434,250)	$(46,286,771)	$(46,187,840)
Net income	—	—	—	5,508,335	5,508,335
Stock option repurchase	—	(113,490)	—	—	(113,490)
Stock-based compensation	—	308,048	—	—	308,048
Balances, September 30, 2017	$9,620	$1,718,119	$(1,434,250)	$(40,778,436)	$(40,484,947)

Balances, December 31, 2017	$9,620	$1,248,413	$(1,726,300)	$(38,056,360)	$(38,524,627)
Net income	—	—	—	6,352,473	6,352,473
Stock option repurchase	—	(269,266)	—	—	(269,266)
Stock-based compensation	—	350,642	—	—	350,642
Balances, September 30, 2018	$9,620	$1,329,789	$(1,726,300)	$(31,703,887)	$(32,090,778)

See accompanying notes to the unaudited condensed consolidated financial statements.

4

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
Nine months ended September 30, 2018 and 2017

	2018	2017
Cash flows from operating activities:
Net income	$6,352,473	$5,508,335
Discontinued operation, net of tax benefits (expenses)	147,993	(18,379)
Net income from continuing operations	6,204,480	5,526,714
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Depreciation of fixed assets	901,612	861,093
Deferred tax assets	(180,012)	1,035,213
Stock compensation	350,642	308,048
Amortization of intangible assets	39,750	39,750
Change in unrealized gain on investments in mutual funds	(7,122)	(31,935)
Change in assets and liabilities:
Accounts payable and accrued liabilities	(1,881,055)	453,825
Accounts receivable	790,799	(30,564)
Notes receivable	191,893	(1,205,455)
Deposits and other current assets	498,999	(6,492)
Prepaid expenses	867,083	1,703,830
Deferred rent	(298,766)	(258,303)
Net cash provided by operating activities of continuing operations	7,478,303	8,395,724
Cash provided by (used in) operating activities of discontinued operations	104,227	(19,282)
Net cash provided by operating activities	7,582,530	8,376,442

Cash flows from financing activities:
Principal payments on note payable	(6,000,000)	(6,110,352)
Stock option repurchases	(269,266)	(113,490)
Net cash used in financing activities	(6,269,266)	(6,223,842)

Cash flows from investing activities:
Purchase of fixed assets	(135,041)	(79,855)
Sale of intangible assets	—	741,870
Sale of mutual fund shares	430,464	—
Issuance of note receivable	(4,090,000)	—
Purchase of mutual fund shares	—	(30,000)
Net cash provided by (used in) investing activities	(3,794,577)	632,015
Increase (decrease) in cash and cash equivalents	(2,481,313)	2,784,615

Cash and cash equivalents, beginning of period	9,975,135	7,814,554
Cash and cash equivalents, end of period	$7,493,822	$10,599,169

Supplemental cash flow information:
Interest paid	$1,553,548	$1,827,986
Income taxes paid	$1,968,711	$322,569

See accompanying notes to the unaudited condensed consolidated financial statements.

5

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements
Nine months ended September 30, 2018 and 2017

(1)                                 Organization and Nature of Operations

Loring Ward Holdings Inc. (LWHI) is incorporated under the Delaware General Corporation Law. The principal activities of LWHI and its subsidiaries (the Company) consist of investment advisory services and a turnkey asset management program serving independent investment advisors, and their broker dealers and registered investment advisors in the United States. The principal operating subsidiaries of LWHI are:

•                  LWI Financial Inc. (LWIF) is a registered investment adviser under the Investment Advisers Act of 1940. LWIF receives wealth management fees for management of client funds as well as separate fees for certain service and administrative functions offered to mutual fund complexes in which LWIF invests its clients’ assets.

•                  Loring Ward Securities Inc. (LWSI) is a registered broker dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). In January 2019, LWSI withdrew its broker dealer registration with the Securities and Exchange Commission.

•                  The Wealth Management Alliance LLC (TWMA) is a registered investment adviser under the Investment Advisers Act of 1940.  TWMA receives wealth management fees for investment advisory, portfolio management, and financial planning services for individuals and businesses.

Unless otherwise indicated, information in these notes to unaudited condensed consolidated financial statements relates to continuing operations. One of the Company’s subsidiaries, SNCB002 Inc., has been presented as discontinued. See note 6 for further details.

All of the subsidiaries are wholly owned by LWHI.

(2)                                 Significant Accounting Policies

(a)                                 Basis of Presentation and Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial statements and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments, consisting of only normal recurring adjustments, considered necessary for fair presentation have been included. The unaudited condensed consolidated financial statements include the accounts of LWHI and its subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and footnotes thereto for the year ended December 31, 2017.

(b)                                 Use of Estimates

The preparation of unaudited condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements and the reported amounts of revenues and expenses during the interim periods. Actual results could differ from those estimates.

(c)                                  Notes Receivable

Notes receivable relates to practice-acquisition financing for certain financial advisors.  They exceed one year and bear interest at a market rate based on the advisor’s credit quality and are recorded at face value.  Interest is recognized over the life of the note.  Amounts collected on notes receivable

6

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements
Nine months ended September 30, 2018 and 2017

are included in net cash provided by operating activities in the unaudited condensed consolidated statement of cash flows.

(d)                                 Revenue Recognition

LWIF earns wealth management fees for providing their customers with asset allocation programs. Fees based on the value of assets under management are paid at the beginning of each quarter and earned over each quarterly period. Other revenue for services and administrative fees is recognized as the services are performed.

LWSI earns brokerage fees and commissions on the sale of securities. Commission revenues, net of expenses, are recorded on a trade date basis.

TWMA earns wealth management fees for portfolio management and financial planning services.  Fees based on the value of assets under management are paid at the beginning of each quarter and earned over each quarterly period.

Interest income is recorded using the accrual method of accounting and dividend income is recorded on the ex-dividend date.

(e)                                  Income Taxes

The Company files consolidated U.S. federal and California state income tax returns.  LWIF is subject to income tax in various states and files accordingly.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of change in tax rates is recognized in income in the period that includes the enactment date. Where a deferred tax asset has been recognized, a valuation allowance is established if, based on the weight of available evidence, it is more than likely that the deferred tax asset will not be realized.

In accordance with FASB ASC Subtopic 740-10 — Income Taxes — Overall, the Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. As of September 30, 2018 and 2017, the Company has not recorded any unrecognized tax benefits.

In November 2015, the FASB issued ASU No. 2015-17 (ASU 2015-17) Balance Sheet Classification of Deferred Taxes, which simplifies the presentation of deferred income taxes. The new standard requires that deferred tax assets and liabilities be classified as noncurrent in a statement of financial position.  The Company early adopted ASU 2015-17 effective December 31, 2016 on a prospective basis. Adoption of this new standard resulted in the Company’s net deferred tax assets to be classified as noncurrent on the unaudited condensed consolidated balance sheet as of September 30, 2018 and 2017.

In March 2016, the FASB issued ASU No. 2016-09 (ASU 2016-09) Compensation - Stock Compensation (Topic 718), which simplifies the accounting for income taxes related to stock-based compensation. The new standard is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Early adoption is permitted for any interim or annual period.  The Company adopted ASU 2016-09 on January 1, 2018.  The adoption of ASU 2016-09 did not have an impact on the Company’s unaudited condensed consolidated financial statements as of and for the period ended September 30, 2018.

7

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements
Nine months ended September 30, 2018 and 2017

The U.S. Tax Cuts and Jobs Act (Tax Act) was enacted on December 22, 2017 and introduces significant changes to U.S. income tax law. Effective in 2018, the Tax Act reduces the U.S. statutory tax rate from 35% to 21%, requires a remeasuring of our U.S. deferred tax assets and liabilities (along with reassessing the net realizability of our deferred tax assets and liabilities) as of year-end 2017. The remeasurement reduced the Company’s deferred tax assets by $315,585 as of December 31, 2017. The reduced tax rate is favorable to the Company by resulting in lower income tax expenses beginning in 2018.

(3)                                 Stock Compensation Plan

The Company adopted a stock option plan (the “Plan”) on March 1, 2009. The Plan authorizes the board of directors of the Company to grant stock options (“Grant(s)”) from a pool of authorized but unissued shares of common stock of the Company up to 250,000 shares. A Grant may be made with an exercise price no less than the stocks’ fair value at the date of grant. All Grants have a ten-year term and vest pursuant to a five-year vesting schedule, after which point the shares become fully exercisable.

Stock option activity during the nine months ended September 30, 2018 and 2017 is as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term
Balance at December 31, 2016	64,250	$41.87	7.46
Granted	48,500	77.73
Forfeited	(2,000)	57.61
Repurchased	(1,500)	37.48
Balance at September 30, 2017	109,250	$57.57	7.55
Exercisable at September 30, 2017	40,450	$33.72

Balance on December 31, 2017	96,250	$57.92	7.63
Granted	9,000	116.81
Forfeited	(800)	77.73
Repurchased	(2,700)	17.08
Balance at September 30, 2018	101,750	$64.06	6.54
Exercisable at September 30,2018	47,750	$45.44

(4)                                 Commitments and Contingencies

(a)                                 Contingencies

On May 11, 2005, SNBC002 Inc. (Inactive Subsidiary) and Loring Ward International Ltd. (acquired by LWHI in 2009) and two former employees (the “Former Employees”) were named as defendants in a proceeding tracing its roots to over a decade prior whereby a former client is seeking an unspecified amount in damages. The complaint alleged negligence, breach of contract, breach of fiduciary duty, fraud and other causes of action.

On April 19, 2016, the court entered judgment in favor of the defendants and against the plaintiff on all claims. The plaintiff subsequently filed a notice of appeal. The Company believes that it is more likely than not that it will prevail in this litigation; and, no provision has been made in the unaudited condensed consolidated financial statements as of September 30, 2018. In the event the judgment is reversed, the Company intends to vigorously defend the action.  Litigation by its nature is subject to uncertainties, and there can be no assurance that the Company, its affiliates, employees and former employees will be successful in obtaining a dismissal of the claims with prejudice, a satisfactory settlement or be successful in a trial on the merits. If the Company is not successful in refuting the appeal, it could be subject to the expense and burden of an extended trial process and a potentially adverse result in a trial, either of which could have a material adverse effect upon the Company.

8

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements
Nine months ended September 30, 2018 and 2017

(5)                                 Debt

(a)                                 Line of Credit

In January 2015, the Company entered into a $3,000,000 variable rate revolving line of credit to provide short-term working capital with a variable interest rate equal to Prime Rate as published in the Wall Street Journal plus 0.5%. This line of credit expired on February 10, 2018.

(b)                                 Long-term Note Payable

In January 2016, the Company’s board of directors approved a resolution to repurchase all outstanding class A convertible preferred shares for an amount equivalent to issuance price and to pay the repurchase price by issuing an unsecured nonconvertible promissory note of $64,500,660.  The note bears simple interest at a rate of 4.5% payable quarterly with minimum quarterly principal payments of $1,000,000 and matures on December 31, 2030.  The class A convertible preferred shares were subsequently retired in January 2016.  The balance due of $44,000,000 and $51,000,000 on the note at September 30, 2018 and 2017 is included in long-term and current notes payable, respectively, on the unaudited condensed consolidated balance sheet.

(6)                                 Discontinued Operations

The Company considers an entity to be classified as discontinued operations when it meets the criteria established under guidance (ASC 205-20 Discontinued Operations) that was effective for the Company on January 1, 2016 related to reporting discontinued operations and disclosures of disposals of components of the Company. Disposals that represent a strategic shift that should have or will have a major effect on the Company’s operations and financial results qualify as discontinued operations. The results of discontinued operations are reported in discontinued operations in the unaudited condensed consolidated statement of income for current and prior periods commencing in the period in which the business meets the criteria of a discontinued operation, and include any gain or loss recognized on closing or adjustment of the carrying amount to fair value less cost to sell.

The Company sold its business management businesses that were owned by the Inactive Subsidiary in 2006 and reported its operating results under discontinued operations at December 31, 2006. The Inactive Subsidiary remains open but inactive at September 30, 2018. The Company does not plan to dissolve the Inactive Subsidiary until the pending litigation is settled.  See note 4.

The activities from the discontinued operations during the nine months ended September 30, 2018 and 2017 are as follows:

	2018	2017
Legal expenses	$203,983	$(30,757)
Other	(98)	(619)
Income/(loss) from discontinued operations	203,885	(31,376)
Tax benefit (expense)	(55,892)	12,997
Discontinued operations, net of taxes	$147,993	$(18,379)

9

LORING WARD HOLDINGS INC. AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements
Nine months ended September 30, 2018 and 2017

(7)                                 Related-Party Transactions

LWHI and its subsidiaries routinely engage in various financial transactions among themselves and receive credit for the collection of receivables and are charged for the settlement of liabilities through intercompany accounts.

Subject to approval of the Company’s Loan Committee, the Company provides financial assistance to employees in the form of loans.  These loans bear 4% to 4.5% annual interest. As of September 30, 2018 and 2017, the loan balance is $174,908 and $496,513, respectively, and is included in accounts receivable on the unaudited condensed consolidated balance sheet.  Interest received on the loans is included in interest and dividend income on the unaudited condensed consolidated income statement.  For nine months ended September 30, 2018 and 2017, total interest received is $6,331 and $15,794, respectively.

These transactions are in the normal course of operations and are measured at the exchange amount of consideration established and agreed to by the related parties.

(8)                                 Subsequent Events

The Company has evaluated subsequent events from the unaudited condensed consolidated balance sheet date through February 7, 2019, the date at which the unaudited condensed consolidated financial statements were available to be issued, and determined there are no other items to disclose except as mentioned above.

10